UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 27, 2006
The Fashion House Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Colorado

(State or Other Jurisdiction of Incorporation)

033-07075-LA	33-1079781

(Commission File Number)	(IRS Employer Identification No.)

6310 San Vicente Blvd., #330, Los Angeles, California	90048-5499

(Address of Principal Executive Offices)	(Zip Code)
(323) 939-3031

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
The Company issued a Chairman’s Letter to Shareholders dated December 27, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Chairman’s Letter to Shareholders dated December 27, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FASHION HOUSE HOLDINGS, INC.
Date: December 27, 2006
	By:	/s/ Michael McHugh
	Name:	Michael McHugh
	Title:	Chief Financial Officer

Exhibit Index
99.1	Chairman’s Letter to Shareholders dated December 27, 2006